UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2007

CAPITOL CITY BANCSHARES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	000-25227 (Commission File Number)	58-2452995 (I.R.S. Employer Identification No.)

562 Lee Street, SW, Atlanta, GA (Address of Principal Executive Offices)	30310 (Zip Code)

Registrant’s telephone number, including area code: 404-752-6067

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 9, 2007, Capitol City Bancshares, Inc. (the “Company”) entered into a settlement agreement involving previously disclosed litigation with another financial institution group with a similar name regarding claims and counterclaims of trademark infringement. Pursuant to the settlement agreement, all claims and counterclaims of all parties shall be dismissed with prejudice. The terms of the agreement are confidential.

Item 3.02. Unregistered Sales of Equity Securities.

On February 9, 2007, Capitol City Bancshares, Inc. entered into an agreement to sell 10,000 shares of Series A non-cumulative, nonvoting, $100 par value preferred stock to an institutional investor for cash consideration of $1,000,000. The terms of the preferred stock issuance are shown on the Amendment to the Articles of Incorporation attached as Exhibit 3.1(C). No underwriting discounts or commissions are to be paid. The transaction is exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(2) thereof, as a transaction by an issuer not involving a public offering.

Item 5.03. Amendments to Articles of Incorporation of Bylaws, Change in Fiscal Year.

On February 9, 2007, Capitol City Bancshares, Inc. filed with the Office of the Secretary of State of Georgia Articles of Amendment to the Articles of Incorporation of the Company which authorizes the Board of Directors to sell and issue preferred stock of the Company. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1(B).

On February 12, 2007, Capitol City Bancshares, Inc. filed with the Office of the Secretary of State of Georgia Articles of Amendment to the Articles of Incorporation of the Company which designates the rights, privileges, preferences, and limitations of 10,000 shares of Series A Preferred Stock to be issued pursuant to the agreement disclosed in Item 3.02 above. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1(C).

On February 15, 2007, Capitol City Bancshares, Inc. filed with the Office of the Secretary of State of Georgia Amended and Restated Articles of Amendment to the Articles of Incorporation of the Company to correct a typographical error in the previously filed Articles of Amendment attached hereto as Exhibit 3.1(B). The first sentence of the amended paragraph 8 is revised to correctly state the Board of Directors is authorized to issue up to $5,000,000 of preferred stock, instead of $1,000,000. A copy of the Amended & Restated Articles of Amendment is attached hereto as Exhibit 3.1(D).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

EXHIBIT NO.	EXHIBIT
3.1(B)	Articles of Amendment of the Articles of Incorporation of Capitol City Bancshares, Inc. filed on February 9, 2007.

3.1(C)	Articles of Amendment to the Articles of Incorporation of Capitol City Bancshares, Inc. filed on February 12, 2007.

3.1(D)	Amended and Restated Articles of Amendment to the Articles of Capitol City Bancshares, Inc. filed on February 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL CITY BANCSHARES, INC.

By:	/s/ George G. Andrews GEORGE G. ANDREWS President and CEO

Date: February 15, 2007.

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1(B)	Articles of Amendment of the Articles of Incorporation of Capitol City Bancshares, Inc. filed on February 9, 2007.

3.1(C)	Articles of Amendment to the Articles of Incorporation of Capitol City Bancshares, Inc. filed on February 12, 2007.

3.1(D)	Amended and Restated Articles of Amendment to the Articles of Capitol City Bancshares, Inc. filed on February 15, 2007.